THE CUTLER TRUST
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that KENNETH R. CUTLER constitutes and appoints D. Blaine Riggle, Cheryl O. Tumlin, and Patrick J. Keniston, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of The Cutler Trust and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                        /s/ KENNETH R. CUTLER
                                        -------------------------------------
                                        Kenneth R. Cutler

Dated:  September 20, 2002

                                THE CUTLER TRUST
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that HATTEN S. YODER, JR. constitutes and appoints D. Blaine Riggle, Cheryl O. Tumlin, and Patrick J. Keniston, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of The Cutler Trust and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                        /s/ HATTEN S. YODER, JR.
                                        -------------------------------------
                                        Hatten S. Yoder, Jr.

Dated:  September 20, 2002

                                THE CUTLER TRUST
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that ROBERT B. WATTS, JR. constitutes and appoints D. Blaine Riggle, Cheryl O. Tumlin, and Patrick J. Keniston, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of The Cutler Trust and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                        /s/ ROBERT B. WATTS, JR.
                                        -------------------------------------
                                        Robert B. Watts, Jr.

Dated:  September 20, 2002

                                THE CUTLER TRUST
                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that ROBERT E. CLARKE constitutes and appoints D. Blaine Riggle, Cheryl O. Tumlin, and Patrick J. Keniston, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N1-A and any or all amendments thereto of The Cutler Trust and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                        /s/ ROBERT E. CLARKE
                                        -------------------------------------
                                        Robert E. Clarke

Dated:  September 20, 2002